UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2021

ATOMERA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37850	30-0509586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

750 University Avenue, Suite 280

Los Gatos, California 95032

(Address of principal executive offices)

(408) 442-5248

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock: Par value $0.001	ATOM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.     Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2021, our Board of Directors approved and adopted our First Amended and Restated Bylaws (“Amended Bylaws”) of the Corporation. The Amended Bylaws include several revisions to reflect recent changes in the Delaware General Corporation Law, none of which materially impact the disclosures we have made concerning our former bylaws in our registration statements, prospectuses and reports filed with the SEC, except as follows.

Section 1.13 of the Amended Bylaws provides for advance notice requirements for any stockholder nominations or business at an annual or special meeting of stockholders.  The advance notice requirements of Section 1.13 set forth a 30-day window (generally no later than the 90th day and no earlier than the 120th day of the anniversary of the last annual meeting) during which stockholders can submit nominations and business to be acted upon at an annual or special meeting of stockholders, along with certain requirements and restrictions on such matters.

Section 1.11 of the Amended Bylaws allows for action required or permitted to be taken an at annual or special meeting of stockholders to be taken by majority written consent of the stockholders, except as may be prohibited by the Corporation’s certificate of incorporation.

The Amended Bylaws have been filed as Exhibit 3.1 to this report.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit Number	Exhibit Description	Method of Filing
3.1	First Amended and Restated Bylaws of Atomera Incorporated	Filed Electronically herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATOMERA INCORPORATED

Dated: October 27, 2021	/s/ Francis B. Laurencio
Francis B. Laurencio, Chief Financial Officer

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